Exhibit 99.29

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 September, 1998
          Series 1998-11A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         403,858.92
                                                              ------------------
        (b)    Interest                                    $       3,132,012.66
                                                              ------------------
        (c)    Total                                       $       3,535,871.58
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         371,470.20
                                                              ------------------
        (b)    Interest                                    $       2,878,401.41
                                                              ------------------
        (c)    Total                                       $       3,249,871.61
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $          32,388.72
                                                              ------------------
        (b)    Interest                                    $         253,611.25
                                                              ------------------
        (c)    Total                                       $         285,999.97
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $          94,573.49
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $       4,686,027.89
                                                              ------------------
        (b)    Interest                                    $          29,339.14
                                                              ------------------
        (c)    Total                                       $       4,715,367.03
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     507,019,423.31
                                                               -----------------

13.     Available Funds:                                   $       8,063,234.18
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                $               0.00
                                                              ------------------

17.      Compensating Interest Payment:                    $           4,492.86
                                                              ------------------

18.      Total interest payments:                          $       2,878,773.89
                                                              ------------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable         Pay-out Rate
-----      --------        -------------------     -------         ------------
1PO   $            0.00   $              0.00   $         0.00    % 0.000000000
1A1   $    1,059,252.66   $              0.00   $ 1,059,252.66    % 6.749999974
1A2   $      276,270.81   $              0.00   $   276,270.81    % 6.750000104
1A3   $       28,350.00   $              0.00   $    28,350.00    % 7.000000000
1A4   $       23,216.67   $              0.00   $    23,216.67    % 7.000001005
1A5   $       23,216.67   $              0.00   $    23,216.67    % 7.000001005
1A6   $       23,216.67   $              0.00   $    23,216.67    % 7.000001005
1A7   $       91,000.00   $              0.00   $    91,000.00    % 6.500000000
1A8   $      233,573.17   $              0.00   $   233,573.17    % 6.750000018
1A9   $       17,262.41   $              0.00   $    17,262.41    % 6.750000261
1A10  $       55,800.00   $              0.00   $    55,800.00    % 6.750000000
1A11  $      286,875.00   $              0.00   $   286,875.00    % 6.750000000
1A12  $      196,987.10   $              0.00   $   196,987.10    % 6.749999971
1A13  $       80,860.47   $              0.00   $    80,860.47    % 6.750000383
1A14  $            0.00   $              0.00   $         0.00    % 0.000000000
1A15  $      255,290.94   $              0.00   $   255,290.94    % 6.749999973
1A16  $      107,224.86   $              0.00   $   107,224.86    % 6.750000270
1A17  $        4,050.00   $              0.00   $     4,050.00    % 6.750000000
1R    $            0.00   $              0.00   $         0.00    % 0.000000000
1M    $       53,797.81   $              0.00   $    53,797.81    % 6.749999443
1B1   $       23,268.02   $              0.00   $    23,268.02    % 6.750000553
1B2   $       13,085.80   $              0.00   $    13,085.80    % 6.749998417
1B3   $       11,631.20   $              0.00   $    11,631.20    % 6.749999441
1B4   $        5,818.41   $              0.00   $     5,818.41    % 6.750001631
1B5   $        8,725.22   $              0.00   $     8,725.22    % 6.749999705

20.      Principal Distribution Amount:                    $       5,184,460.29
                                                              ------------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class 1PO                $               443.80       $         0.00
        Class 1A1                $         2,774,394.84       $         0.00
        Class 1A2                $           524,713.04       $         0.00
        Class 1A3                $                 0.00       $         0.00
        Class 1A4                $                 0.00       $         0.00
        Class 1A5                $                 0.00       $         0.00
        Class 1A6                $                 0.00       $         0.00
        Class 1A7                $                 0.00       $         0.00
        Class 1A8                $                 0.00       $         0.00
        Class 1A9                $           191,365.08       $         0.00
        Class 1A10               $                 0.00       $         0.00
        Class 1A11               $                 0.00       $         0.00
        Class 1A12               $           108,691.64       $         0.00
        Class 1A13               $           619,046.78       $         0.00
        Class 1A14               $                 0.00       $         0.00
        Class 1A15               $           141,813.14       $         0.00
        Class 1A16               $           807,688.33       $         0.00
        Class 1A17               $                 0.00       $         0.00
        Class SUP1               $                 0.00       $         0.00
        Class 1R                 $                 0.00       $         0.00
        Class 1M                 $             7,539.99       $         0.00
        Class 1B1                $             3,261.11       $         0.00
        Class 1B2                $             1,834.03       $         0.00
        Class 1B3                $             1,630.16       $         0.00
        Class 1B4                $               815.47       $         0.00
        Class 1B5                $             1,222.88       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                 1B1        $              0.00     $              0.00
                 1B2        $              0.00     $              0.00
                 1B3        $              0.00     $              0.00
                 1B4        $              0.00     $              0.00
                 1B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-1B1                                  X
         Class-1B2                                  X
         Class-1B3                                  X
         Class-1B4                                  X
         Class-1B5                                  X

 2.     Base Servicing Fee amount:                         $         107,453.03
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $         177,275.14
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------

                                           Category A  Category B  Category C
 5.     Senior Percentage:           %N/A     N/A         N/A         N/A
                                      ----    ----    --------    --------

 6.     Group I Senior Percentage:
                                     %N/A     N/A         N/A         N/A
                                      ----    ----    --------    --------

 7.     Group II Senior Percentage:
                                     %N/A     N/A         N/A         N/A
                                      ----    ----    --------    --------

 8.     Senior Prepayment Percentage:
                                     %N/A     N/A         N/A         N/A
                                      ----    ----    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                  %N/A     N/A         N/A         N/A
                                      ----    ----    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                  %N/A     N/A         N/A         N/A
                                      ----    ----    --------    --------

 11.    Junior Percentage:           %N/A
                                      ----

 12.    Junior Prepayment Percentage:
                                     %N/A
                                      ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President,
                                                     Investor Operations